                                   PROSPECTUS

                               February 27, 1998
                          As revised November 12, 1998

                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

             -------------- POST-VENTURE CAPITAL PORTFOLIO

             -------------- SMALL COMPANY GROWTH PORTFOLIO

             -------------- SMALL COMPANY VALUE PORTFOLIO

             -------------- VALUE PORTFOLIO

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                     February 27, 1998
                                                    As revised November 12, 1998

Warburg Pincus Institutional Fund, Inc. (the "Fund") is an open-end management investment company that consists of eight managed investment funds, four of which are offered pursuant to this Prospectus (the "Portfolios"):

POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing primarily in equity securities of small-sized domestic companies.

SMALL COMPANY VALUE PORTFOLIO seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies.

VALUE PORTFOLIO seeks total return by investing primarily in equity securities of large-sized domestic companies.

The Fund is designed for institutional investors although, at its discretion, the Fund may permit shares to be purchased by individuals, as well as institutions, who meet the minimum investment requirements.

This Prospectus briefly sets forth certain information about the Fund and the Portfolios that investors should know before investing. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available upon request and without charge by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information relating to the Portfolios, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
      REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                                      Small       Small
                                                     Post-Venture    Company     Company
                                                       Capital       Growth       Value       Value
                                                      Portfolio     Portfolio   Portfolio   Portfolio
                                                      ---------     ---------   ---------   ---------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..............         0             0           0          0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees+.................................       .64%          .70%        .56%       .43%
  12b-1 Fees.......................................         0             0           0          0
  Other Expenses+..................................       .61%          .29%        .43%       .32%
                                                      -------          ----        ----      -----
  Total Portfolio Operating Expenses (after fee
    waivers)+......................................      1.25%          .99%        .99%       .75%
                                                      -------          ----        ----      -----
                                                      -------          ----        ----      -----
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year..........................................         $13        $ 10         $10        $ 8
   3 years.........................................       $40          $ 32         $32           $24
   5 years.........................................      n.a.          $ 55        n.a.       n.a.
  10 years.........................................      n.a.          $121        n.a.       n.a.

--------------------------------------------------------------------------------
+ Annual Portfolio Operating Expenses for the Small Company Growth Portfolio are based on actual expenses for the fiscal year ended October 31, 1997, net of any applicable fee waivers or expense reimbursements. Annual Portfolio Expenses for the Post-Venture Capital, Small Company Value and Value Portfolios are based on estimated expenses for the fiscal year ending October 31, 1998, net of any applicable fee waivers or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Post-Venture Capital, Small Company Growth, Small Company Value and Value Portfolios would have equalled 1.10%, .90%, .90% and .75%, respectively; Other Expenses would have equalled .71%, .29%, .53% and .42%, respectively; and Total Portfolio Operating Expenses would have equalled 1.81%, 1.19%, 1.43% and 1.17%, respectively. The investment adviser and co-administrator are under no obligation to continue any waivers and/or reimbursements.

                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. Institutions also may charge their clients fees in connection with investments in a Portfolio's shares, which fees are not reflected in the table. This example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, while the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

FINANCIAL HIGHLIGHTS++
--------------------------------------------------------------------------------

  The following information for the fiscal year ended October 31, 1997 and the fiscal period ended October 31, 1996 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Small Company Growth and Value Portfolios is contained in the Fund's annual report dated October 31, 1997, copies of which may be obtained without charge by calling the Fund at (800) 369-2728.

SMALL COMPANY GROWTH PORTFOLIO

                                                                                December 29, 1995
                                                                                (Commencement of
                                                              For the Year         Operations)
                                                                 Ended               through
                                                            October 31, 1997    October 31, 1996
                                                            ----------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $12.92              $10.00
                                                               ---------          ----------
  Income from Investment Operations:
  Net Investment (Loss)....................................        (0.05)              (0.01)
  Net Gain on Securities (both realized and unrealized)....         3.02                2.93
                                                               ---------          ----------
  Total from Investment Operations.........................         2.97                2.92
                                                               ---------          ----------
NET ASSET VALUE, END OF PERIOD.............................       $15.89              $12.92
                                                               =========          ==========
Total Return...............................................        22.99%              29.20%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)...........................     $217,861             $96,827
Ratios to average daily net assets:
  Operating expenses.......................................          .99%@               .99%@*
  Net investment income (loss).............................         (.53%)              (.18%)*
  Decrease reflected in above operating expense, ratios due
    to waivers/reimbursements..............................          .20%                .69%*
Portfolio Turnover Rate....................................        91.59%              57.38%+
Average Commission Rate#...................................      $0.0526             $0.0560

VALUE PORTFOLIO

                                                                             June 30, 1997
                                                                           (Commencement of
                                                                          Operations) through
                                                                           October 31, 1997
                                                                          -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................        $10.00
                                                                            -----------
  Net Investment Income..................................................          0.03
  Net Unrealized and Realized Gain on Securities.........................          0.61
                                                                            -----------
  Total from Investment Operations.......................................          0.64
                                                                            -----------
NET ASSET VALUE, END OF PERIOD...........................................        $10.64
                                                                            ===========
Total Return.............................................................          6.40%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s).........................................       $15,565
Ratios to average daily net assets:
  Operating expenses.....................................................           .75%*
  Net investment income (loss)...........................................          1.60%*
  Decrease reflected in above operating expense, ratios due to
    waivers/reimbursements...............................................          1.67%*
Portfolio Turnover Rate..................................................         34.81%+
Average Commission Rate#.................................................       $0.0599

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
 +  Non-annualized.
 *  Annualized.
 # Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge.
++ No financial highlights have been presented with respect to the Post-Venture Capital and Small Company Value Portfolios, which commenced operations on October 31, 1997. The audited statements of assets and liabilities of these Portfolios as of October 31, 1997, together with the report thereon of Coopers & Lybrand L.L.P. dated December 19, 1997, are incorporated by reference into the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval of the holders of a majority of the outstanding voting securities of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that a Portfolio will achieve its investment objective. See "Special Risk Considerations and Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

POST-VENTURE CAPITAL PORTFOLIO
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The Post-Venture Capital Portfolio seeks long-term growth of capital. The Portfolio is a diversified management investment company that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. The Portfolio intends to invest in securities of post-venture capital companies, as defined below, that are traded on a national securities exchange or in an organized over-the-counter market.
  Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg Pincus Asset Management, Inc. ("Warburg"), the Portfolios' investment adviser, believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of
(a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in the portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Special Risk Considerations and Certain Investment Strategies -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets.
  OTHER STRATEGIES. The Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. Up to 10% of the Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.
  To attempt to reduce risk, the Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in foreign countries. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Special Risk Considerations and Certain Investment Strategies").

SMALL COMPANY GROWTH PORTFOLIO
  The Small Company Growth Portfolio's investment objective is capital growth. The Portfolio is a non-diversified portfolio that will pursue its investment objective by investing primarily in a portfolio of equity securities of small market capitalization domestic companies. The Portfolio intends to invest at least 90% of its total assets in common stocks or warrants of small companies that present attractive opportunities for capital growth and, under normal market conditions, will invest at least 65% of its total assets in such securities. The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the domestic over-the-counter market, but may invest up to 20% of its assets in foreign securities, which are not included within the Portfolio's 65% policy on investing in small companies described above. The Portfolio may also invest in convertible debt and preferred stock. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics, and securities ratings generally will not be a factor in the selection process.
  The Portfolio may also invest in securities of emerging growth companies, which can be companies of any size that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies gener-ally stand to benefit from new products or services, technological developments or changes in management and other factors.

SMALL COMPANY VALUE PORTFOLIO
  The Small Company Value Portfolio seeks long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that Warburg considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. Under normal market conditions the Portfolio will invest at least 65% of its total assets in common stocks, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising.
  Warburg will determine whether a company is undervalued based on a variety of measures, including price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on U.S. stock exchanges or in the U.S. over-the-counter market, but may invest up to 20% of its assets in foreign securities, which are not included within the Portfolio's 65% policy on investing in small companies described above.

VALUE PORTFOLIO
  The Value Portfolio's investment objective is total return. The Portfolio is a diversified portfolio that pursues its investment objective by investing primarily in a portfolio of equity securities of large capitalization domestic companies that Warburg considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. The Portfolio intends to invest at least 80% of its total assets in common stocks, preferred stocks, warrants and other rights and securities convertible into or exchangeable for common stocks of large companies (i.e., companies having stock market capitalizations of $1 billion or greater at the time of initial purchase) and, under normal market conditions, will invest at least 65% of its total assets in such securities.

  The Value Portfolio's general investment policy is to invest in equity securities that, in Warburg's opinion, are available for purchase at prices below their intrinsic value. Warburg will determine whether a company is undervalued based upon research and analysis, taking into account, among other factors, price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. These factors are not applied to prospective investments in a mechanical way; rather, Warburg analyzes each security individually, taking all relevant factors into account. The Portfolio may invest in the securities of companies in any industry sector and will not concentrate in any one industry. The Portfolio will invest primarily in companies whose securities are traded on U.S. stock exchanges or in the U.S. over-the-counter market, but may invest up to 20% of its assets in foreign securities.

ADDITIONAL INVESTMENTS

  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations, although each Portfolio intends to stay invested in securities satisfying its investment objective to the extent practical. In addition, on occasion, Warburg may deem it advisable to adopt a temporary defensive posture by investing without limit in money market obligations. These instruments consist of obligations of the U.S. government or foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; commercial paper; and money market mutual funds that invest in the foregoing.
  Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including accrued interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.
  DEBT SECURITIES. Each Portfolio may invest in debt securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  Securities rated below investment grade are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve large uncertainties or major risk exposures to adverse conditions. A Portfolio may have difficulty disposing of certain lower quality obligations because there may be a thin trading market for such securities. In addition, the market value of lower quality securities may be more volatile than that of higher quality securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which each Portfolio may invest include: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it is to be in the best interests of the relevant Portfolio and will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the portfolio turnover rates for the Portfolios. However, the Post-Venture Capital Portfolio's turnover rate should not exceed 150% and the Small Company Value Portfolio's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information. All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects.

SPECIAL RISK CONSIDERATIONS AND
CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  In attempting to achieve its investment objective, a Portfolio may engage in one or more of the strategies set forth below. Although there is no intention of doing so during the coming year, the Post-Venture Capital and Small Company Value Portfolios are authorized to invest in mortgage backed securities issued by U.S. government entities, the Small Company Value Portfolio is authorized to purchase securities on a when-issued basis and purchase or sell securities for delayed delivery and each Portfolio is authorized to engage in the following strategies (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolios may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
  FOREIGN SECURITIES. Each Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  REITS. The Value Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.
  SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.
  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Each Portfolio may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing or writing exchange-traded or OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Hedging Considerations. Each Portfolio may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. A Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") determines on an ongoing basis that an adequate trading market exists for the security. Non-publicly traded securities (including interests in Private Funds and Rule 144A Securities) may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio (except the Small Company Value Portfolio) may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount if its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.
  SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
  The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the sort sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time.
  BELOW INVESTMENT GRADE SECURITIES. Each of the Post-Venture Capital and Small Company Value Portfolios may invest up to 20% of its total assets in only investment grade debt securities. The Value Portfolio may invest or hold up to 10% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade.
  Up to 5% of the net assets of the Small Company Growth Portfolio may be held in convertible securities rated below investment grade. Up to 5% of the net assets of the Small Company Value Portfolio and up to 10% of the net assets of the Value Portfolio may be invested in convertible securities rated below investment grade at the time of purchase.
  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by Warburg to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market values of below investment grade securities are more volatile than those of investment grade securities. In addition, the Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  NON-DIVERSIFIED STATUS. The Small Company Growth Portfolio is classified as "non-diversified" under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. As a non-diversified portfolio, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each of the Post-Venture Capital and Value Portfolios may invest up to 15% of its net assets and each other Portfolio may invest up to 10% of its assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. A Portfolio may borrow from banks for temporary or emergency purposes in an amount up to 30% of its total assets and may pledge its assets to the same extent in connection with these borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that a Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Fund employs Warburg as investment adviser to each Portfolio and, with respect to the Post-Venture Capital Portfolio, Abbott as its sub-investment adviser. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in Private Funds on behalf of the Portfolio and assists in other administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, the Small Company Growth, Small Company Value and Value Portfolios pay Warburg a fee calculated at an annual rate of
 .90%, .90% and .75%, respectively, of the relevant Portfolio's average daily net assets. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.10% of the Portfolio's average daily net assets, out of which Warburg pays Abbott for sub-investment advisory services. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, Warburg managed approximately $19.9 billion of assets, including approximately $11.2 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New
York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.

  PORTFOLIO MANAGERS.
  Post-Venture Capital Portfolio. Elizabeth B. Dater and Stephen J. Lurito have been the Co-Portfolio Managers for the Post-Venture Capital Portfolio since its inception. Ms. Dater is a Managing Director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.
  Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts for the Portfolio. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  Small Company Growth Portfolio. Ms. Dater and Mr. Lurito, described above, have also been Co-Portfolio Managers of the Small Company Growth Portfolio since its inception.
  Small Company Value Portfolio. Kyle F. Frey is the Portfolio Manager of the Small Company Value Portfolio. Mr. Frey, a Senior Vice President of Warburg, has been with Warburg since 1989.
  Value Portfolio. The Portfolio Manager of the Value Portfolio is Brian S. Posner, who has been the portfolio manager of the Value Portfolio since its inception. Mr. Posner, a Managing Director of Warburg since January 1997, was an employee of Fidelity Investments ("Fidelity") from 1987 until December 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990) and an equity analyst (1987).
  CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the

Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Fund employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each Portfolio pays PFPC a fee calculated at an annual rate of
 .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue
Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of each Portfolio's U.S. assets. Like PFPC, PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.
  State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities Inc. ("Counsellors Securities") serves without compensation as distributor of the shares of each Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Fund to Counsellors Securities for distribution services.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

  DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in a Portfolio, an investor must first complete and sign an account application. To obtain an account application, an investor may telephone the Fund at (800) 369-2728. An investor may also obtain an account application by writing to:
                          Warburg Pincus Institutional Fund, Inc.
                          P.O. Box 4906
                          Grand Central Station
                          New York, New York 10163

                          Attn: Institutional Services


            OR


            Overnight to:


                          Warburg, Pincus Institutional Fund, Inc.
                          335 Madison Avenue
                          15th Floor
                          New York, New York 10017

                          Attn: Institutional Services

  Completed and signed account applications should be sent to the above. RETIREMENT PLANS. For information about investing in a Portfolio through a tax-advantaged retirement plan, such as an Individual Retirement Account ("IRA"), an investor should telephone the Fund at (800) 369-2728 or write to the Fund at an address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans.
  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone (800) 369-2728. Shareholders are responsible for maintaining current account registrations and addresses with the Fund. No interest will be payable on amounts represented by uncashed distribution or redemption checks.
  THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS ALTHOUGH, IN ITS DISCRETION, THE FUND MAY PERMIT SHARES TO BE PURCHASED BY INDIVIDUALS, AS WELL AS INSTITUTIONS, WHO MEET THE MINIMUM INVESTMENT REQUIREMENTS.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Shares of the Portfolios may be purchased either by mail or, with special advance instructions, by wire. Shares of the Fund are sold without a sales charge. The minimum initial investment in each Portfolio is $1,000,000 and there is no minimum subsequent investment. The minimum initial investment for any group of related persons is an aggregate of $4,000,000.
  The investment minimums may be waived for accounts in which employees of Warburg or its affiliates have an interest or for investors maintaining advisory accounts with Warburg or brokerage accounts with Counsellors Securities. The Fund reserves the right to change the initial investment minimum requirements or impose a subsequent investment minimum at any time. Existing investors will be given 15 days' notice by mail of any subsequent investment minimum.
  After an investor has made an initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the Portfolio in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares of a Portfolio are not normally issued.
  BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to Warburg Pincus Institutional Fund, Inc. (in U.S. currency) should be sent along with the completed account application to the address set forth above and should indicate the Portfolio in which shares are to be purchased. Checks payable to the investor and endorsed to the order of the Fund will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the relevant Portfolio's net asset value calculated at the end of that day. If payment is received at or after the close of the NYSE, the purchase will be effected at the relevant Portfolio's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day payment is received. Checks or money orders in payment for more than one Portfolio should be accompanied by a breakdown of amounts to be invested in each Portfolio or fund. If a check used for the purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating each Portfolio's net asset value, see "Net Asset Value" below.

  BY WIRE. Investors may also purchase shares in a Portfolio by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 369-2728. Federal funds may be wired using the following wire address:
                   State Street Bank and Trust Company
                   ABA #0110 000 28

                   Attn: Mutual Funds/Custody Department

                   Warburg Pincus Institutional Fund, Inc.:
                   [Portfolio name]
                   DDA# 9904-649-2

                   F/F/C: [Account Number and Account Registration]
  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the relevant Portfolio on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not received or accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.
  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application, transactions may be conducted by telephone. Investors should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct such transactions in writing. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
  PURCHASES THROUGH INTERMEDIARIES. The Portfolios may be available through certain broker-dealers, financial institutions and other industry professionals, (collectively, "Service Organizations"), which may impose certain conditions on their clients or customers that invest in the Portfolios, which are in addition to or different than those described in this Prospectus. Certain features of the Portfolios may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Portfolio shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on its behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Portfolio shares and should read this Prospectus in light of the terms governing its accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Portfolio in accordance with their agreements with the Portfolio and with clients or customers.
  Service Organizations or, if applicable, their designees may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee.
  GENERAL. Each Portfolio reserves the right to reject any specific purchase order, including certain purchases made by exchange. (See "How to Redeem and Exchange Shares -- Exchange of Shares" below.) Purchase orders may be refused if, in Warburg's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Portfolio may redeem (sell) shares on any day that the Portfolio's net asset value is calculated (see "Net Asset Value" below).
  Shares of a Portfolio may either be redeemed by mail or by telephone. If an investor desires to redeem shares by mail, a written request for redemption should be sent to an address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the relevant Portfolio, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on the account application, the investor may redeem the shares by telephone by calling the Fund at (800) 369-2728. An investor making a telephone withdrawal should state (i) the name of the relevant Portfolio, (ii) the account number of the Portfolio, (iii) the name of the investor(s) appearing on the Portfolio's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund currently does not impose a service charge for effecting wire transfers but it reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the Fund by telephone, an investor may deliver the redemption request to the Fund by mail at an address shown above under "How to Open an Account." Although the Fund will redeem shares purchased by check before the check has cleared, payment of the redemption proceeds will be delayed for up to 10 days from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.
  If a redemption order is received by a Portfolio or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value per share as determined on that day. If a redemption order is received at or after the close of trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Portfolio, the Portfolio reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in the account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account in a Portfolio drops to less than $250,000, the Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that the account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
  EXCHANGE OF SHARES. An investor may exchange shares of one Portfolio for shares of another Portfolio at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Portfolio may refuse exchange purchases at any time without notice.
  Currently, shares of the Portfolios may be exchanged for shares of the following portfolios of the Fund, which are described in a separate prospectus:
- EMERGING MARKETS PORTFOLIO -- an equity portfolio seeking long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets;
- GLOBAL FIXED INCOME PORTFOLIO -- a bond portfolio seeking to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers; and
- INTERNATIONAL EQUITY PORTFOLIO -- an equity portfolio seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
- JAPAN GROWTH PORTFOLIO -- an equity portfolio seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers;
  The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Portfolio for shares in another portfolio of the Fund should review the prospectus of the other portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another portfolio of the Fund, an investor should contact the Fund at (800) 369-2728.
  Each Portfolio reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a market timing strategy) is discerned. The Portfolios reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to the Fund at an address set forth under "How to Open an Account" or by calling the Fund at (800) 369-2728.
  The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. A Portfolio, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Portfolio expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Portfolio shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Portfolio shares or whether such distributions are received in cash or reinvested in Portfolio shares. As a general rule, an investor's gain or loss on a sale or redemption of Portfolio shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.
  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Portfolio shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than five years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than five years is reduced to eight percent. Each Portfolio will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.
  Investors may be proportionately liable for taxes on income and gains of the Portfolios, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Portfolio's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Portfolio's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.
  Dividends and interest received by each Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deduc-tions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of each Portfolio's prior taxable year with respect to certain dividends and distributions which were received from the Portfolio during the Portfolio's prior taxable year. Investors should consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes each day.
  The net asset value per share of each Portfolio is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of investments in Private Funds will not generally be reflected in the Post-Venture Capital Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

THE PORTFOLIOS' PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, a Portfolio may advertise its average annual total return over various periods of time. Total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine each Portfolio's total return. Current total return figures may be obtained by calling the Fund at (800) 369-2728.
  A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Post-Venture Capital Portfolio, with the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index, which are unmanaged indexes of common stocks; in the case of the Small Company Growth Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index; in the case of the Small Company Value Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, or the T. Rowe Price New Horizons Fund Index and the S&P 500 Index, which are unmanaged indexes; and, in the case of the Value Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index; or

(iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." The Fund's charter authorizes the Board to issue thirteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of nine series have been classified, four of which constitute the interests in the Portfolios.
  VOTING RIGHTS. Investors in each Portfolio are entitled to one vote for each full share owned and fractional votes for fractional shares held. Shareholders of each Portfolio vote in the aggregate on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for any purpose at the written request of holders of 10% of the Fund's outstanding shares. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to be a controlling person of each of the Post-Venture Capital and Small Company Value Portfolios because he may be deemed to possess or share investment power over shares owned by clients of Warburg and by companies that WP&Co. may be deemed to control.
  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of the investor's account, as well as a statement after any transaction that affects the investor's share balance or share registration (other than reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by a Portfolio, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Fund at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF SHARES IN ANY STATE WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    4
Portfolio Transactions and Turnover Rate.................   11
Special Risk Considerations and Certain Investment
  Strategies.............................................   11
Investment Guidelines....................................   19
Management of the Fund...................................   20
How to Open an Account...................................   23
How to Purchase Shares...................................   23
How to Redeem and Exchange Shares........................   26
Dividends, Distributions and Taxes.......................   29
Net Asset Value..........................................   31
The Portfolios' Performance..............................   32
General Information......................................   33

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                          WPINU-1-0298B